Other assets-Other / Other liabilities - Schedule of Other Assets-Other and Other Liabilities (Detail) (JPY ¥) In Millions, unless otherwise specified	Sep. 30, 2014		Mar. 31, 2014
Other assets-Other:
Securities received as collateral	¥ 167,908		¥ 236,808
Goodwill and other intangible assets	116,754	[1]	115,143	[1]
Deferred tax assets	25,997		22,018
Investments in equity securities for other than operating purposes	128,269		133,742
Other	298,142		276,463
Total, Other assets-Other	737,070		784,174
Other liabilities:
Obligation to return securities received as collateral	167,908		236,808
Accrued income taxes	33,577		31,630
Other accrued expenses and provisions	351,374		396,677
Other	528,019	[2]	476,635	[2]
Total, Other liabilities	¥ 1,080,878		¥ 1,141,750

[1]	For the year ended March 31, 2014 and three months ended September 30, 2014, Nomura recognized impairment losses on goodwill of ¥2,840 million and ¥3,188 million, respectively, within Other in Nomura's segment information. These are due to declines in the fair values of a reporting unit caused by decreases in expected cash flows arising from the changes in the economic environment. These impairment losses were recorded within Non-interest expenses-Other in the consolidated statements of income. The fair values were determined using DCF valuation techniques.
[2]	Includes the liabilities relating to the investment contracts which were underwritten by the insurance subsidiary. The amounts of carrying values were ¥270,950 million and ¥274,991 million and estimated fair values were ¥263,746 million and ¥267,100 million, as of March 31, 2014 and as of September 30, 2014, respectively. Fair value is estimated by discounting future cash flows and using valuation inputs which would be generally classified in Level 3 of the fair value hierarchy.